UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2016

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:  (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On March 28, 2016, Robert L. Parker tendered his resignation from the Board of Directors (the “Board”) of Clayton Williams Energy, Inc. (the “Company”) and the Audit, Compensation and Nominating and Governance Committees thereof.  Mr. Parker’s resignation became effective on March 30, 2016.  Mr. Parker stated that he is resigning in order to facilitate the election of the Preferred Directors (as defined below) by the holders of the Company’s Special Voting Preferred Stock, par value $0.10 per share (the “Special Voting Preferred Stock”), in accordance with the Certificate of Designation of the Special Voting Preferred Stock filed with the Secretary of State of the State of Delaware on March 15, 2016 (the “Certificate of Designation”).  Mr. Parker’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Directors

Effective as of March 31, 2016, the holders of the Special Voting Preferred Stock appointed Nathan W. Walton and P. Scott Martin (together, the “Preferred Directors”) to the Board in accordance with the Certificate of Designation.  The Board expects to appoint Mr. Martin to one or more committees of the Board at a future meeting.

Mr. Walton is a Partner in the Private Equity Group of Ares Management, L.P. (“Ares”).  Ares funds entered into material definitive agreements with the Company as previously disclosed in the Company’s Current Report on Form 8-K, File No. 001-10924, filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2016 and the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2016.  Neither of the Preferred Directors has any family relationships with any of the Company’s directors or executive officers, and, except for Mr. Walton’s employment with Ares, neither of the Preferred Directors is party to or has any other material interest in any transactions of the type listed in Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Each Preferred Director is entitled to receive compensation as a non-employee director as described in the Company’s definitive proxy statement filed with the SEC on April 23, 2015.  In addition, the Company will enter into the Company’s standard indemnification agreement with each of the Preferred Directors.

Item 7.01 — Regulation FD Disclosure.

On March 31, 2016, the Company issued a press release announcing the resignation of Mr. Parker and appointment of Messrs. Walton and Martin to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01 — Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Dated: March 31, 2016	By:	/s/ Mel G. Riggs
Mel G. Riggs
President

Dated: March 31, 2016	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 31, 2016.